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                                                                   EXHIBIT 10.02

                        FIRST AMENDMENT AND REINSTATEMENT
                         OF PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT AND REINSTATEMENT OF AGREEMENT FOR PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of the 8th day of December 2003, by and between AUSTIN JACK, L.L.C., a Delaware limited liability company ("Seller"), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Purchaser"), with reference to the following facts.

                                    RECITALS

         A. Seller and Purchaser entered into that certain Purchase and Sale Agreement, with an effective date as of October 17, 2003 ("Agreement"), pursuant to which Seller agreed to sell and Purchaser agreed to purchase that certain improved real property commonly known as "AmberOaks Corporate Center" and more particularly described in Exhibit A attached to the Agreement.

         B. Pursuant to the provisions of Section 4.5(a) of the Agreement, the Agreement has automatically terminated, because the Purchaser did not provide notice of Purchaser's approval of the Property.

         C. Purchaser and Seller now desire to reinstate, ratify and amend the Agreement on each and all of the terms, provisions and conditions contained herein.

         NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.

         2. Reinstatement and Reaffirmation of the Agreement. Purchaser and Seller hereby acknowledge and agree that the Agreement is hereby fully reinstated, as though never terminated, and is hereby reaffirmed, ratified and confirmed in its entirety. Except as modified by this Amendment, the terms and provisions of the Agreement shall remain unchanged. If there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control and prevail. By the parties execution hereof, it shall be conclusively presumed that the conditions precedent to Closing set forth in Section 4.5 of the Agreement have been met or Purchaser has waived the same and the parties shall proceed to Closing, subject, however, to all other conditions set forth in this Agreement as amended hereby.

         3. Purchaser's Approval of Property. The Purchaser agrees that, subject to the terms of this Amendment, Purchaser hereby provides its notice, pursuant to Section 4.5 of the Agreement, approving its inspections of the Property. Furthermore, with respect to Purchaser's

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objections to title and survey (the "T&S Objections") set forth in the letter from Hirschler Fleischer, on behalf Purchaser, to Seller, dated November 12, 2003 (the "T&S Objection Letter"), Seller has forwarded the T&S Objections to the Title Company, the Surveyor, and its civil engineer. Seller has requested that its civil engineer deliver to Purchaser any of the information requested in the T&S Objection Letter that such engineer has in its possession. Seller shall take no further action with respect to the T&S Objections, and Purchaser acknowledges and agrees that it has no further right to object to any such matters.

         4. Price Reduction. Section 3.1 of the Agreement is hereby modified to reflect that the Purchase Price shall be $58,490,000.

         5. Commission Reduction. Section 9.1 of the Agreement is hereby modified to reflect that the Purchaser's Broker commission shall be $1,490,000.

         6. Closing Date. Notwithstanding anything to the contrary in the Agreement, the Closing Date shall be extended until January 20, 2004. In consideration for such extension, the Purchaser shall deposit an additional $500,000 with the Title Company (which amount shall be deemed part of the Contract Deposit) on or before December 30, 2003.

         7. Parking Credit. The parties hereto agree that Purchaser shall receive a credit at Closing in the amount of $407,929.00 in connection with the construction of the new parking spaces to replace those taken for right-of-way by the Texas Turnpike Authority.

         8. Legal Description. The parties further hereto agree that the legal description set forth on Exhibit A to the Agreement shall be amended and restated in its entirety by the legal description set forth on Exhibit A hereto.

         9. Assignment. Purchaser and Seller agree that the Purchaser may assign the contract to one assignee who will purchase the portion of the Property containing buildings A, F and J (the "AFJ Property") and another assignee who will purchase the remainder of the Property, containing buildings B, C, D, E, and G (the "BCDEG Property"); provided, however, that Purchaser shall remain liable for the obligations of such assignees under the Agreement. In the event that the Purchaser so assigns the contract to two separate purchasers, the Purchase Price attributable to the AFJ Property shall be $22,965,000 and the Purchase Price attributable to the BCDEG Property shall be $35,525,000. The parties agree that, upon delivery by the surveyor of a legal description for the AFJ Property and the BCDEG Property, the legal description set forth on Exhibit A hereto shall be amended and restated with such legal descriptions, and shall be used in the conveyance documents from the Seller.

         10. Estoppel and SNDA Form. Notwithstanding any provisions of the Agreement to the contrary, the form of the estoppels to be delivered from tenants occupying the AFJ Property shall be on a form to be provided by Purchaser on or before December 12, 2003, which shall replace and supercede the Exhibit F attached to the Agreement with respect to the tenants occupying the AFJ Property only; provided, however, that Seller's obligations for delivery of any such estoppels shall not be increased hereby. Seller agrees to use commercially reasonable efforts to obtain and deliver SNDAs from the tenants occupying the AJF Property on the form

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included with the revised estoppel. The form of the estoppels to be delivered from tenants occupying the BCDEG Property shall be on the form attached hereto as Revised Exhibit F, which shall replace and supercede the Exhibit F attached to the Agreement, with respect to the tenants occupying the BCDEG Property only. Seller agrees to use commercially reasonable efforts to obtain and deliver SNDAs from the tenants occupying the BCDEG Property on the form included in Revised Exhibit F.

         11. State Farm Escrow. At Closing, the Seller shall deposit with the Title Company, in an interest-bearing account, an amount of $183,168 (the "SF Escrow"). If, on or before June 30, 2004, State Farm Mutual Automobile Insurance Company ("SF") executes a binding lease amendment which extends its lease term until at least February 28, 2007, the Title Company shall release to the Seller an amount equal to the SF Escrow plus all interest accrued thereon. In the event that SF has not so extended its lease by July 1, 2004, the Title Company shall deliver to Purchaser, the SF Escrow and all interest accrued thereon.

         12. Counterparts; Facsimile Signatures. This Amendment may be signed in counterparts, each of which shall be an original, but all of which shall constitute one agreement. This Amendment may be delivered by facsimile, and such facsimile counterparts shall be valid and binding on the parties with the same effect as if original signatures had been exchanged.

                             [SIGNATURES TO FOLLOW]

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         IN WITNESS WHEREOF, Purchaser and Seller have executed this First
Amendment on the date first above written.

                PURCHASER:                  TRIPLE NET PROPERTIES, LLC,
                                            a Virginia limited liability company

                                            By: /s/ Anthony W. Thompson
                                                --------------------------------
                                                Anthony W. Thompson
                                                President

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                SELLER:                     AUSTIN JACK, LLC
                                            a Delaware limited liability company

                                            By:   AmberJack, Ltd., an Arizona
                                                  corporation, its managing
                                                  member

                                                  By: /s/ David C. Graves
                                                      --------------------------
                                                  Name: David C. Graves
                                                  Title: President

                                                  By: /s/ G. Roger Glelow
                                                      --------------------------
                                                  Name: G. Roger Glelow
                                                  Title: SECRETARY

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